SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 28, 2002


                              QUANTA SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        1-13831                                           74-2851603
 (Commission File No.)                        (IRS Employer Identification No.)


                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)


                                 (713) 629-7600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On June 28, 2002, Quanta Services, Inc. ("Quanta") dismissed its former accountants and engaged PricewaterhouseCoopers LLP as its new independent auditors for its fiscal year ending December 31, 2002. This determination followed Quanta's decision to seek proposals from independent accountants to audit the financial statements of Quanta, and was approved by Quanta's Board of Directors upon the recommendation of its Audit Committee. Prior to the selection of PricewaterhouseCoopers LLP, Arthur Andersen LLP served as the company's independent auditors.

           Arthur Andersen's reports on Quanta's consolidated financial statements for each of the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and 2001 and through June 28, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Quanta's consolidated financial statements for such years. During the years ended December 31, 2000 and 2001 and through June 28, 2002, there were no reportable events of the kind listed in Item 304(a)(1)(v) of Regulation S-K . A letter from Arthur Andersen addressed to the Securities and Exchange Commission stating their agreement with the above statements is attached hereto as Exhibit 16.1.

           During the years ended December 31, 2000 and 2001 and through June 28, 2002, Quanta did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.





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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             QUANTA SERVICES, INC.

                             By: /s/ DANA A. GORDON
                                 ------------------------------------------
                                 Name: Dana A. Gordon
                                 Title: Vice President and General Counsel
                                 Date: July 8, 2002
















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
                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountants













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